Vanguard® Diversified Equity Fund
Schedule of Investments (unaudited)
As of July 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	12,900,189	853,347
Vanguard Growth and Income Fund Investor Shares	9,010,054	581,329
Vanguard Windsor Fund Investor Shares	24,914,866	577,028
Vanguard Windsor II Fund Investor Shares	9,092,248	437,974
Vanguard Explorer Fund Investor Shares	2,356,925	283,090
Vanguard Mid-Cap Growth Fund	5,549,496	138,682
Total Investment Companies (Cost $1,689,239)		2,871,450
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 5.390% (Cost $295)	2,948	295
Total Investments (100.0%) (Cost $1,689,534)		2,871,745
Other Assets and Liabilities—Net (0.0%)		164
Net Assets (100%)		2,871,909
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A.  Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At July 31, 2024, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jul. 31, 2024 Market Value ($000)
Vanguard Explorer Fund	217,835	2,732	2,300	(336)	65,159	1,363	710	283,090
Vanguard Growth and Income Fund	456,381	42,892	26,194	1,097	107,153	5,332	35,323	581,329
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	3	—	295
Vanguard Mid-Cap Growth Fund	106,299	1,506	—	—	30,877	499	—	138,682
Vanguard U.S. Growth Fund	676,186	2,550	81,155	(4,540)	260,306	2,198	—	853,347
Vanguard Windsor Fund	450,611	59,375	2,702	(74)	69,818	11,213	30,453	577,028
Vanguard Windsor II Fund	340,982	19,741	2,570	137	79,684	6,813	12,928	437,974
Total	2,248,294	128,796	114,921	(3,716)	612,997	27,421	79,414	2,871,745
1	Not applicable—purchases and sales are for temporary cash investment purposes.